UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Cedar Management Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 2.02 Results of Operations and Financial Condition.

On September 15, 2014, AmerInst Insurance Group, Ltd. (the “Registrant”) mailed a letter to its shareholders (the “Letter to Shareholders”) announcing a dividend of $0.25 per share, payable to the Registrant’s shareholders of record on August 31, 2014. A copy of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter to Shareholders has also been posted on the Registrant’s website, www.amerinst.bm, and can be accessed by clicking on the “Investor Info” tab and then clicking on the “Chairman’s Letters to Shareholders” hyperlink.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter to Shareholders, dated September 15, 2014, announcing dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond

Irvin F. Diamond Chairman of the Board

Date: September 15, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Shareholders, dated September 15, 2014, announcing dividend